UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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☐	Soliciting Material Pursuant to §240.14a-12

KAYNE ANDERSON MLP INVESTMENT COMPANY

(Name of Registrant as Specified In Its Charter)

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717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863
May 13, 2010
Dear Fellow Stockholder:
You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Kayne Anderson MLP Investment Company (the “Company”) on June 15, 2010 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002.
The matters scheduled for consideration at the meeting are (i) the election of two directors of the Company, (ii) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010 and (iii) a proposal to authorize the Company to sell shares of its common stock at a net price below net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above its net asset value per share, subject to certain conditions, as more fully discussed in the enclosed proxy statement.
Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the proxy statement, which gives detailed information about the proposals and why the Board of Directors recommends that you vote to approve them, and an actual written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.
Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
CEO and President

ANSWERS TO SOME IMPORTANT QUESTIONS	1

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS	2

GENERAL INFORMATION	3

PROPOSAL ONE: ELECTION OF DIRECTORS	4

NOMINEES FOR DIRECTOR WHO ARE NOT INTERESTED PERSONS	5

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS	6

REMAINING DIRECTOR WHO IS AN INTERESTED PERSON	6

DIRECTOR COMPENSATION	7

COMMITTEES OF THE BOARD OF DIRECTORS	7

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS	9

PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11

INDEPENDENT ACCOUNTING FEES AND POLICIES	11

AUDIT COMMITTEE REPORT	12

PROPOSAL THREE: APPROVAL TO SELL SHARES OF COMMON STOCK AT A NET PRICE BELOW NET ASSET VALUE PER SHARE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES AND OFFERING EXPENSES) BEING GREATER THAN NET ASSET VALUE PER SHARE	13

INFORMATION ABOUT EXECUTIVE OFFICERS	16

COMPENSATION DISCUSSION AND ANALYSIS	17

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	18

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

CORPORATE GOVERNANCE	21

OTHER MATTERS	23

MORE INFORMATION ABOUT THE MEETING	23

INVESTMENT ADVISER	24

ADMINISTRATOR	24

HOUSEHOLDING OF PROXY MATERIALS	25

STOCKHOLDER PROPOSALS	25

ANSWERS TO SOME IMPORTANT QUESTIONS
Q.	WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?
A.	This proxy contains three proposals:
•
Proposal One — the election of two Class III Directors to serve until the Company’s 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The directors currently serving in Class III are Anne K. Costin and William H. Shea, Jr. Ms. Costin and Mr. Shea both have current terms that will expire at the Company’s 2010 Annual Meeting of Stockholders and the Company’s Board of Directors has nominated them for reelection at the meeting. The holders of the Company’s preferred stock will vote on the election of Mr. Shea. The holders of the Company’s common stock and preferred stock will vote together, as a single class, on the election of Ms. Costin.

•
Proposal Two — the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2010. Approval of Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and preferred stock outstanding as of the record date, voting together as a single class.

•
Proposal Three — a proposal to authorize the Company to sell shares of its common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above its net asset value per share, subject to certain conditions, for a period expiring on the date of the Company’s 2011 Annual Meeting of Stockholders. Approval of Proposal Three requires: (1) the affirmative vote of a majority of all common stockholders of record as of the record date and (2) the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and preferred stock outstanding as of the record date, voting together as a single class.

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A.	The Board of Directors of the Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.
Q.	HOW CAN I VOTE?
A.
If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.

Q.	CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?
A.	Yes. The proxy statement and Annual Report are available on the Internet at www.kaynefunds.com/KynSECFilings.php.
This information summarizes information that is included in more detail in the proxy statement. We urge you to
read the proxy statement carefully.
If you have questions, call 1-877-657-3863.

717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863
NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Kayne Anderson MLP Investment Company:
NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), will be held on June 15, 2010 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002, to consider and vote on the following matters as more fully described in the accompanying proxy statement:
1.	To elect two Class III Directors of the Company, such directors to hold office until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2010;
3.
To approve a proposal to authorize the Company to sell shares of its common stock at a price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above net asset value per share; and

4.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.
Stockholders of record as of the close of business on May 10, 2010 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of the Company,

David J. Shladovsky
Secretary
May 13, 2010
Houston, Texas

717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863
PROXY STATEMENT
2010 ANNUAL MEETING OF STOCKHOLDERS
JUNE 15, 2010
This proxy statement is being sent to you by the Board of Directors of Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company,” “we,” “us,” or “our”). The Board of Directors is asking you to complete, sign, date and return the enclosed proxy card, permitting your votes to be cast at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 15, 2010 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002. Stockholders of record at the close of business on May 10, 2010 (the “Record Date”) are entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock and one vote for each share of preferred stock you hold on each matter on which holders of such shares are entitled to vote. This proxy statement and enclosed proxy are first being mailed to stockholders on or about May 20, 2010.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2010: You should have received our Annual Report for the fiscal year ended November 30, 2009. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 1-877-657-3863. The Annual Report will be sent to you without charge. This proxy statement and our Annual Reports can be accessed on our website (www.kaynefunds.com/KynSECFilings.php) or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).
KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises us pursuant to our investment management agreement. KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. At February 28, 2010, Kayne Anderson managed approximately $8.7 billion, including $7.2 billion in securities of energy/infrastructure companies. Kayne Anderson may be contacted at the address listed above.

PROPOSAL ONE
ELECTION OF DIRECTORS
Under our charter, our Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III) of approximately equal size. We currently have five directors.

Elected By
			Common	Preferred
Class	Term*	Directors	Stockholders	Stockholders
I	3-year term until 2011	Gerald I. Isenberg	X	X
II	3-year term until 2012	Steven C. Good		X
		Kevin S. McCarthy	X	X
III	3-year term until 2010	Anne K. Costin	X	X
		William H. Shea, Jr.		X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.
The directors whose terms are expiring at this year’s Annual Meeting are the Class III directors, Anne K. Costin and William H. Shea, Jr. The Board has nominated them for reelection at the Annual Meeting, each to serve for a term of three years (until the 2013 Annual Meeting of Stockholders) and until his or her successor has been duly elected and qualified.
Pursuant to the terms of our mandatory redeemable preferred stock (the “Preferred Stock”) issued on May 7, 2010, the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of our common stock, $0.001 par value per share (the “Common Stock”), to elect two directors of the Company (the “Preferred Directors”). The Board has designated Steven C. Good and William H. Shea, Jr. as the Preferred Directors. The terms of our Preferred Stock further provide that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. Of those designated as Preferred Directors, William H. Shea is the sole Preferred Director whose term is expiring at the Annual Meeting. Therefore, the holders of our Preferred Stock, voting as a single class, are being asked to vote for Mr. Shea as a Class III Director of the Company, and the holders of our Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Ms. Costin as a Class III Director of the Company.
The Board knows of no reason why the nominees listed below will be unable to serve, and the nominees have consented to serve if elected. If a nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Ms. Costin and Mr. Shea as our directors.
The following tables set forth each nominee’s and each remaining director’s name and year of birth; position(s) with us and length of time served; principal occupations during the past five years; and other directorships held during the past five years by the nominees and each remaining director. The address for the nominees, directors and officers is 717 Texas Avenue, Suite 3100, Houston, TX 77002.
All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson Energy Development Company (“KED”). KYE is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that is advised by KAFA. KED is a business development company that has elected to be treated as such under the 1940 Act, and is advised by KAFA as well.
The directors who are not “interested persons,” as defined in the 1940 Act, of Kayne Anderson or our underwriters in offerings of our securities from time to time as defined in the 1940 Act are referred to herein as “Independent Directors.” Unless noted otherwise, references to our Independent Directors include Ms. Costin. None of our Independent Directors (other than Mr. Isenberg), nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, was formerly an affiliate of KACALP.

For information regarding the Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.
NOMINEES FOR DIRECTOR WHO ARE NOT INTERESTED PERSONS

	Position(s) Held with		Number of
	Registrant,		Portfolios in
	Proposed		Fund Complex(1)	Other Directorships
Name, Address	Term of Office/	Principal Occupations During Past	Overseen by	Held by Director During Past
(Year Born)	Time of Service	Five Years	Director	Five Years

Anne K. Costin (2) (born 1950)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since inception.	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: • KYE

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since March 2008.	Chief Executive Officer of the general partner of Penn Virginia Resource Partners, L.P. (PVR) and Penn Virginia GP Holdings, L.P. (PVG), and President of the general partner of PVG, each since March 2010. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL) From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.	2	Current:

•     KYE

•      Penn Virginia Corp. (oil and natural gas company)

•      PVG (owns general partner of PVR)

•      PVR (coal and midstream MLP)

•      Niska Gas Storage Partners LLC (natural gas storage)

•      Gibson Energy ULC (midstream energy)

Prior:

•      BGH (general partner of BPL)

•      BPL (pipeline MLP)

(1)
The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, KAFA, and, as a result, as of February 28, 2010, the Fund Complex included KYE and KED.

(2)
Due to her ownership of securities issued by one of the underwriters in certain of our previous securities offerings, Ms. Costin, in the future, may be treated as an “interested person” during any subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

	Position(s) Held with		Number of
	Registrant,		Portfolios in
	Proposed		Fund Complex	Other Directorships
Name, Address	Term of Office/	Principal Occupations During Past	Overseen by	Held by Director During Past
(Year Born)	Time of Service	Five Years	Director	Five Years

Steven C. Good (born 1942)	Director. 3-year term (until the 2012 Annual Meeting of Stockholders). Served since inception.	Senior partner at Good Swartz Brown & Berns LLP, a division of JH Cohn LLP as of June 1, 2008, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	2	Current: • KYE • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director. 3-year term (until the 2011 Annual Meeting of Stockholders). Served since 2005.	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(1) from 1998 to 2002.	2	Current:

•      KYE

•      Teeccino Caffe Inc. (beverage manufacturer and distributor)

•      Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization that provides grants to film students)

(1)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.
REMAINING DIRECTOR WHO IS AN INTERESTED PERSON

Number of
	Position(s) Held with		Portfolios in
	Registrant,		Fund Complex	Other Directorships
Name, Address	Term of Office/	Principal Occupations During Past	Overseen by	Held by Director During Past
(Year Born)	Time of Service	Five Years	Director	Five Years

Kevin S. McCarthy (1) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYE and KED since inception (KYE inception in 2005 and KED inception in 2006). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	3	Current:

•      KYE

•      KED

•      Range Resources Corporation (oil and natural gas company)

•      Clearwater Natural Resources, LLC (coal mining)

•      Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•      ProPetro Services, Inc. (oilfield services)

(1)	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with Kayne Anderson.

DIRECTOR COMPENSATION
Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all our executive officers, serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting exceeds 15 minutes in duration. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.
The following table sets forth the compensation paid by us during the fiscal year ended November 30, 2009 to the Independent Directors. No compensation is paid to directors who are “interested persons.” We have no retirement or pension plans or any compensation plans under which our equity securities were authorized for issuance.
Director Compensation Table

		Total Compensation
	Total Compensation	from the Fund
Name	from Registrant	Complex
Independent Directors
Anne K. Costin	$49,500	$94,000
Steven C. Good	48,000	91,000
Gerald I. Isenberg	52,000	99,000
William H. Shea, Jr.	47,500	89,000
Interested Director
Kevin S. McCarthy	None	None
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board currently has three standing committees: the Audit Committee, the Valuation Committee and the Nominating Committee.
•
Audit Committee. Messrs. Good, Shea, and Isenberg serve on the Audit Committee. The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee Charter is available on our website (www.kaynefunds.com). The Audit Committee approves and recommends to the Board the election, retention or termination of independent auditors; approves services to be rendered by the auditors; monitors the auditors’ performance; reviews the results of our audit; determines whether to recommend to the Board that our audited financial statements be included in our Annual Report; and responds to other matters as outlined in the Audit Committee Charter. Each audit committee member is “independent” under the applicable NYSE listing standard.

•
Valuation Committee. Ms. Costin and Messrs. McCarthy and Isenberg serve on the Valuation Committee. The Valuation Committee is responsible for the oversight of our valuation procedures and the valuation of our securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on our website (www.kaynefunds.com).

•
Nominating Committee. Ms. Costin and Messrs. Good, Isenberg and Shea are members of the Nominating Committee. None of the members of the Nominating Committee are “interested persons” of the Company, as defined in the 1940 Act, (other than as previously noted for Ms. Costin). The Nominating Committee is responsible for appointing and nominating Independent Directors to our Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on our website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, our management, our investment adviser and counsel, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;
•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;
•
the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•
the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from our service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•
such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Prior to making a final recommendation to the Board, the Nominating Committee may conduct personal interviews with the candidates it concludes are the most qualified.
If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders.
The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to the Secretary of the Company, at our address: 717 Texas Avenue, Suite 3100, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders); (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.
Any such recommendation must contain sufficient background information concerning the candidate to enable the Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held
The following table shows the number of meetings held for the Company during the fiscal year ended November 30, 2009:

Board of Directors	6
Audit Committee	4
Valuation Committee	12
Nominating Committee	1
During the 2009 fiscal year, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. We do not currently have a policy with respect to board member attendance at annual meetings. All of the directors then serving attended our 2009 Annual Meeting of Stockholders.
Please refer to “Corporate Governance” below for a review of the Board’s leadership structure, role in risk oversight and other matters.
INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,
EXPERIENCE, ATTRIBUTES OR SKILLS
The Board believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than the Company, and each of the directors has served on the Board of the Company for a number of years. They therefore have substantial boardroom experience and, in their service to the Company, have gained substantial insight as to the operation of the Company and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.
In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.
Kevin S. McCarthy. Mr. McCarthy is Chairman, President and Chief Executive Officer of the Company. In this position, Mr. McCarthy has extensive knowledge of the Company, its operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE and KED, he is also on the board of directors of Range Resources Corporation, Clearwater Natural Resources, L.P., Pro Petro Services, Inc. and Direct Fuel Partners, L.P. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984.

Anne K. Costin. Ms. Costin is currently a professor at the Amsterdam Institute of Finance. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Mrs Costin retired after a 28-year career at Citigroup, and during the last five years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina Chapel Hill. Ms. Costin serves as a director of KYE.
Steven C. Good. Mr. Good is a Senior Partner in the accounting firm of Good, Swartz, Brown & Berns, a division of JH Cohn LLP. He founded Good, Swartz, Brown & Berns in 1976, and has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good also has many years of experience as the chairman of the audit committees of several public companies. Mr. Good founded California United Bancorp and served as its Chairman through 1993. In addition to his KYE directorship, Mr. Good currently serves as a director of OSI Systems, Inc., a designer and manufacturer of specialized electronic products. Mr. Good also formerly served as a director of California Pizza Kitchen, Inc. and Arden Realty Group, Inc. from 1997 to 2006. Mr. Good holds a B.S. in Business Administration from UCLA and attended its Graduate School of Business.
Gerald I. Isenberg. Mr. Isenberg has served as a professor emeritus at the University of Southern California School of Cinema-Television since 2007. He also serves as Chief Financial Officer of Teeccino Caffe Inc., a privately-owned beverage manufacturer and distributor. From 1989 to 1995, he was Chief Executive Officer of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks, as well as President and Chief Operating Officer of Hearst Entertainment, the domestic and international television production and distribution division of The Hearst Corporation. From 1989 to 1993, Mr. Isenberg taught as an adjunct professor at the UCLA Graduate School of Film and Television. In addition to his KYE directorship, Mr. Isenberg also serves as a director of Teeccino Caffe Inc. and as the Chairman of the Caucus for Television Producers, Writers, and Directors, a not-for-profit organization that supplies grants to minority film students to complete their thesis films. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds. Mr. Isenberg received an M.B.A. from Harvard Business School as a Baker Scholar.
William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of the general partner of both Penn Virginia Resource Partners L.P. (PVR), a coal and midstream MLP, and as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which owns the general partner of PVR since March 2010. Mr. Shea also serves as a director of PVR, PVG, and Penn Virginia Corporation (PVA), an independent natural gas and oil company and the owner of the general partner and the largest unit holder of PVG. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYE directorship, Mr. Shea also serves as director for Niska Gas Storage Partners LLC, a natural gas storage partnership, and Gibson Energy ULC, a midstream energy company.
Please refer to “Corporate Governance” below for a review of the Board’s leadership structure, its role in risk oversight and other matters.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee and the Board of Directors of the Company, including all of the Company’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending November 30, 2010 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.
PricewaterhouseCoopers LLP has audited the financial statements of the Company since inception and has informed us that it has no direct or indirect material financial interest in the Company or in Kayne Anderson.
A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions.
The Audit Committee normally meets two times each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.
INDEPENDENT ACCOUNTING FEES AND POLICIES
Audit and Related Fees
Audit Fees. The aggregate fees billed to us by PricewaterhouseCoopers LLP during our fiscal years 2009 and 2008 for professional services rendered with respect to the audit of our financial statements were $214,000 and $218,482, respectively.
Audit-Related Fees. The aggregate fees billed to us by PricewaterhouseCoopers LLP during fiscal years 2009 and 2008 for fees for assurance and related services reasonably related to the performance of the audits of our annual financial statements were $40,000 and $0, respectively.
Tax Fees. For professional services for tax compliance, tax advice and tax planning for our fiscal years 2009 and 2008, we were billed by PricewaterhouseCoopers LLP for fees in the amounts of $195,000 and $196,500, respectively.
All Other Fees. We were not billed by PricewaterhouseCoopers LLP for any fees for services other than those described above during either of the past two fiscal years.
Aggregate Non-Audit Fees. We were not billed by PricewaterhouseCoopers LLP for any amounts for any non-audit services during either of the past two fiscal years. In addition, neither Kayne Anderson nor any entity controlling, controlled by, or under common control with Kayne Anderson that provides ongoing services to us, was billed by PricewaterhouseCoopers LLP for any non-audit services during either of the past two fiscal years.
Audit Committee Pre-Approval Policies and Procedures
Before the auditor is (i) engaged by us to render audit, audit related or permissible non-audit services to us or (ii) with respect to non-audit services to be provided by the auditor to Kayne Anderson or any entity in the investment company complex, if the nature of the services provided relate directly to our operations or financial reporting, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to us and to Kayne Anderson (with respect to our operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to us or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be pre-approved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.
AUDIT COMMITTEE REPORT
The Audit Committee of the Board of the Company is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors and the Audit Committee meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of three directors. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Company’s website (www.kaynefunds.com). Each committee member is “independent” as defined by NYSE listing standards.
The Audit Committee, in discharging its duties, has met with and held discussions with management and the Company’s independent auditors and any internal auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.
Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the committee has recommended that the Board include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2009 with the SEC.
Submitted by the Audit Committee:
Steven C. Good
Gerald I. Isenberg
William H. Shea, Jr.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE
APPROVAL TO SELL SHARES OF COMMON STOCK AT A NET PRICE BELOW NET ASSET VALUE
PER SHARE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES AND OFFERING
EXPENSES) BEING GREATER THAN NET ASSET VALUE PER SHARE
Summary
The 1940 Act prohibits the Company from selling shares of its common stock at a net price, after deducting underwriting fees and offering expenses, below the current net asset value (“NAV”) per share of such stock, except with the consent of a majority of its common stockholders or under certain other circumstances. The Company may be presented with potential investments that KAFA believes are sufficiently attractive to justify selling shares of the Company’s common stock at a price below its then-current NAV per share, which could be made only if the Company raises additional capital in that manner. The Board of Directors is seeking the required stockholder approval so the Company may sell shares of its common stock at a net price below its then-current NAV per share, so long as the gross price (before underwriting fees and offering expenses) is above its then-current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the date of the Company’s 2011 Annual Meeting of Stockholders, which is expected to be held in June 2011.
Rationale
The Company expects that it will be periodically presented with opportunities to acquire securities at attractive prices that may lead to an increase in the long term NAV, including publicly traded securities purchased at a discount to current market value in negotiated transactions. The Company believes that having the ability to issue its common stock at a price below NAV could benefit its stockholders by providing it the flexibility to enter into such negotiated transactions, which have the potential to increase the Company’s long-term NAV per share.
These negotiated transactions often require the Company to commit capital in a relatively short period of time, and such commitments cannot be contingent upon future financings. Because the Company generally attempts to remain fully invested and it does not intend to maintain cash for the purpose of making these investments, the Company may be unable to capitalize on investment opportunities presented to it unless it is confident that it can raise equity capital without seeking stockholder approval on a case by case basis.
NAV and Share Price History of the Company’s Common Stock
The Company’s common stock has traded both at a premium and at a discount in relation to its NAV. The following table sets forth a comparison of the Company’s NAV per share and the comparable closing price of the Company’s common stock, as reported on the NYSE as of the last day of each fiscal quarter for the past three years.

	Net Asset	Closing	Premium/
Date	Value	Price	(Discount)
February 28, 2010	$22.23	$24.86	12%
November 30, 2009	20.13	24.43	21
August 31, 2009	18.02	20.35	13
May 31, 2009	17.04	21.00	23
February 28, 2009	14.84	17.32	17
November 30, 2008	14.74	13.37	(9)
August 31, 2008	25.09	27.13	8
May 31, 2008	28.00	30.68	10
February 29, 2008	28.41	29.55	4
November 30, 2007	30.08	28.27	(6)
August 31, 2007	31.40	32.66	4
May 31, 2007	34.13	34.17	0

Conditions for Selling the Company’s Common Stock at a Net Price Below NAV, Subject to the Gross Price Being Greater than NAV
If this proposal is approved, the Company does not anticipate selling its common stock at a net price below its NAV unless it has identified attractive near-term investment opportunities that KAFA reasonably believes will lead to a long-term increase in NAV. In determining whether or not to sell additional shares of the Company’s common stock at a net price below the NAV per share, the Board of Directors will have duties to act in the best interest of the Company and its stockholders. To the extent the Company issues shares of its common stock at a net price below NAV in a publicly registered transaction, the Company’s market capitalization and the amount of its publicly tradable common stock will increase, thus affording all common stockholders greater liquidity.
The Company will only sell shares of its common stock at a net price below NAV per share if all of the following conditions are met:
1.
The gross offering price per share, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of the Company’s common stock, as determined at any time within two business days of pricing of the common stock to be sold in the offering.

2.
Immediately following each offering, of common stock after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company’s common stock, as determined at any time within two business days of pricing of the common stock to be sold, would not have been diluted by greater than a total of 1% of such value per share of all outstanding common stock as a result of such offering, without regard to any other offering. The Company will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of the Company’s common stock in excess of the 1% limitation.

3.
A majority of the Company’s Independent Directors makes a determination, based on information and a recommendation from KAFA, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in NAV.

Factors to Consider
Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at a net price less than NAV per share on the NAV per share of common stock then-outstanding. Any sale of common stock at a net price below NAV would result in an immediate dilution to existing common stockholders. Common stockholders should also consider that holders of the Company’s common stock have no subscription, preferential or pre-emptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding.
The two examples below assume that the Company has an NAV of $23.00 per share with 58.4 million shares outstanding and that the underwriting fees, commissions and expenses are 5% of the gross offering price per share.
Example 1. A gross offering price of $23.00 per share (equal to the NAV) would result in a net offering price of $21.85 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that the Company could issue in this example is 14.6 million shares before reaching the cap of 1% dilution to NAV per share, or $0.23 per share.
Example 2. A gross offering price of $23.30 per share (above NAV) would result in a net offering price of $22.14 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that the Company could issue in this example is approximately 21.1 million shares before reaching the cap of 1% dilution to NAV per share, or $0.23 per share.

The issuance of the additional shares of common stock will also have an effect on the gross amount of management fees paid by the Company to KAFA. The Company’s investment advisory agreement with KAFA provides for a management fee payable to KAFA as compensation for managing the investment portfolios of the Company computed as a percentage of assets under management. The increase in the Company’s asset base that would result from any issuance of shares of common stock proposed to be authorized by common stockholders in this proposal would increase assets of the Company under management, and would cause a corresponding increase in the gross amount of management fees paid to KAFA, but would not increase or decrease the management fee as a percentage of assets under management. However, by increasing the size of the Company’s asset base and number of shares outstanding, the Company may be able to reduce its fixed expenses both as a percentage of total assets and on a per share basis.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ALLOW THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A NET PRICE BELOW NAV PER SHARE, SO LONG AS THE GROSS PRICE IS ABOVE NAV, SUBJECT TO CERTAIN CONDITIONS.

INFORMATION ABOUT EXECUTIVE OFFICERS
The following table sets forth each of our officer’s name and age; position(s) with us and length of time served; principal occupations during the past five years; and directorships. All of our officers currently serve in identical offices with KYE, a closed-end investment company registered under the 1940 Act that is advised by KAFA.
Officers

			Number of
	Position(s) Held with		Portfolios in	Other
	Registrant,		Fund Complex	Directorships
Name, Address	Term of Office/	Principal Occupations During	Overseen by	Held by
(Year Born)	Time of Service	Past Five Years	Officer	Officer

Kevin S. McCarthy (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN and KED since inception (KYN inception in 2004 and KED inception in 2006). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	3
•      KYN

•      KED

•      Range Resources Corporation (oil and natural gas company)

•      Clearwater Natural Resources, LLC (coal mining)

•      Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•      ProPetro Services, Inc. (oilfield services)

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since December 2005.	Chief Financial Officer and Treasurer of KYE since December 2005 and of KED since September 2006. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	3	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005 and of KED since 2006.	3	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008.	3	None

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYE and KED since June 2008.	3	• ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies)

COMPENSATION DISCUSSION AND ANALYSIS
Pursuant to an investment management agreement between KAFA (our external manager) and us, our external manager is responsible for supervising the investments and reinvestments of our assets. Our external manager, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. We pay various management fees to our external manager for its advisory and other services performed under the investment management agreement.
Our executive officers who manage our regular business are employees of our external manager or its affiliates. Accordingly, we do not pay any salaries, bonuses or other compensation to our executive officers. We do not have employment agreements with our executive officers. We do not provide pension or retirement benefits, perquisites, or other personal benefits to our executive officers. We do not maintain any compensation plans under which our equity securities are authorized for issuance. We do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of the Company.
The investment management agreement does not require our external manager to dedicate specific personnel to fulfilling its obligation to us under the investment management agreement, or require personnel to dedicate a specific amount of time. In their capacities as executive officers or employees of our external manager or its affiliates, they devote a portion of their time to our affairs as required for the performance of the duties of our external manager under the investment management agreement.
Our executive officers are compensated by our external manager. We understand that our external manager takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Company, certain of our executive officers may receive compensation for services performed for various investment funds of our external manager. However, our external manager cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers that relates exclusively to their services to us.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following tables set forth the number of shares of our Common Stock (as of February 28, 2010) and Preferred Stock (as of May 10, 2010) beneficially owned by each of our current directors and executive officers as a group, and certain beneficial owners, according to information furnished to us by such persons. Based on statements publicly filed with the SEC and other information obtained from such persons, as of February 28, 2010, we are aware of no person who beneficially owns more than 5% of our outstanding Common Stock, and as of May 10, 2010, we are aware of [____] persons who beneficially own more than 5% of our outstanding Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.
Common Stock

	Number of	Percent of
Name of Beneficial Owner of Common Stock	Shares	Class(1)
Independent Directors
Gerald I. Isenberg	1,388	*
Anne K. Costin	2,000	*
Steven C. Good	2,000	*
William H. Shea, Jr.	3,000	*
Interested Director
Kevin S. McCarthy	50,012	*
Executive Officers
Terry A. Hart	1,661	*
David. J. Shladovsky	10,059	*
J.C. Frey	19,144	*
James C. Baker	17,738	*
All Directors and Executive Officers as a Group (9 persons)	107,002	*

*	Less than 1% of class.

(1)	Based on 58,118,644 shares outstanding as of February 28, 2010.
Preferred Stock(1)

	Number of	Percent of
Name of Owner of Preferred Stock	Shares	Class(2)
All Directors and Executive Officers as a Group (9 persons)	0	*
[__]	[__]	[__]

*	Less than 1% of class.

(1)
On May 7, 2010, the Company issued 4,400,000 shares of Class A Mandatory Redeemable Preferred Shares (the “Preferred Stock”). On the same date, the Company gave notice of redemption to the auction agent to redeem the outstanding shares of Series D Auction Rate Preferred Stock (the “ARP Shares”) and irrevocably deposited funds with the paying agent to redeem the ARP Shares. As a result, pursuant to the terms of the ARP Shares, as of May 7, 2010, the ARP were no longer outstanding. Payment of the redemption price to holders of the ARP shares will be made on May 28, 2010.

(2)	Based on 4,400,000 shares outstanding as of May 7, 2010, the closing date of the Preferred Stock offering.

The following table sets forth the dollar range of our equity securities and equity securities in the registered investment companies overseen by each director in the same Fund Complex beneficially owned by our directors as of February 28, 2010 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act):

Aggregate Dollar
Range(1) of Equity
Securities in All
Registered Investment
	Dollar Range(1) of	Companies Overseen
	Our Equity	by Director in Fund
Director	Securities	Complex
Independent Directors
Anne K. Costin	$10,001-$50,000	$50,001-$100,000
Steven C. Good	$10,001-$50,000	$50,001-$100,000
Gerald I. Isenberg	$10,001-$50,000	$10,001-$50,000
William H. Shea, Jr.	$50,001-$100,000	Over $100,000
Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.
As of February 28, 2010, the Independent Directors (other than Mr. Isenberg, as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of that same date, the Independent Directors (other than Ms. Costin) did not own beneficially or of record any class of securities of the underwriters of the offerings of our Common Stock and our Preferred Stock or any person directly or indirectly controlling, controlled by, or under common control with such underwriters. As of February 28, 2010, Ms. Costin owned securities issued by one of such underwriters in the offerings of our Common Stock and our Preferred Stock and may continue to own securities in such issuer at the time of any future offering of our securities in which such company could be considered for participation as an underwriter. Accordingly, Ms. Costin was treated as an “interested person” of the Company, as defined in the 1940 Act, during and until the completion of the offerings of our Common Stock and our Preferred Stock, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the company in which Ms. Costin owns securities.
The table below sets forth information about securities owned by the directors and their respective immediate family members, as of February 28, 2010, in entities directly or indirectly controlling, controlled by, or under common control with, our investment adviser or underwriters.

Name of Owners
	and Relationships			Value of	Percent
Director	to Director	Company	Title of Class	Securities	of Class
Gerald I. Isenberg	Self	Kayne Anderson Capital	Partnership	$1,177,339	0.3%
		Income Partners (QP), L.P.(1)	units

(1)	KACALP may be deemed to “control” this fund by virtue of its role as the fund’s general partner.
As of February 28, 2010, certain officers of Kayne Anderson, including all our officers, own, in the aggregate, approximately $6.2 million of our Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require our directors and executive officers, investment adviser, affiliated persons of the investment advisor and persons who own more than 10% of a registered class of our equity securities to file forms reporting their affiliation with us and reports of ownership and changes in ownership of our shares with the SEC and NYSE. Those persons and entities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of those forms furnished to us, we believe that our directors and officers, KAFA, affiliated persons of KAFA, and any persons holding more than 10% of our Preferred Stock have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of our management, no person owns beneficially more than 10% of our Common Stock.

CORPORATE GOVERNANCE
Board Leadership Structure
The Company’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.
The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.” Due to her ownership of securities issued by one of the underwriters in our previous offerings, Ms. Costin, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities. Unless noted otherwise, references to our Independent Directors include Ms. Costin. As part of each regular Board meeting, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.
Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
Presently, Mr. McCarthy serves as Chairman of the Board of Directors. Mr. McCarthy is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. The Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company.
The Company’s Board of Directors does not currently have a designated lead independent director.
Board Role in Risk Oversight
The Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including certain investment and operational risks.
The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director
The Nominating Committee evaluates candidates’ qualifications for Board membership. The Nominating Committee takes diversity of a particular candidate and overall diversity of the Board into account when considering and evaluating candidates for Director. While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee has not established any litmus test or quota relating to these matters that must be satisfied before an individual may serve as a Director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.
Communications Between Stockholders and the Board of Directors
Stockholders may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Company at our principal offices at 717 Texas Avenue, Suite 3100, Houston, TX 77002. The Secretary will forward any communications received directly to the Board of Directors.
Code of Ethics
The Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Text-only versions of the code of ethics are available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the codes of ethics may be obtained from the Company free of charge at (877) 657-3863.

OTHER MATTERS
The Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.
MORE INFORMATION ABOUT THE MEETING
Outstanding Stock
At the Record Date, we had the following numbers of shares of stock issued and outstanding:

Class of Stock	Shares Outstanding
Common Stock	58,355,112
Preferred Stock	4,400,000
To the knowledge of our management:
•	As of February 28, 2010, there were no entities holding beneficially more than 5% of our outstanding Common Stock.
•	As of May 10, 2010, [ ] persons held beneficially more than 5% of our outstanding Preferred Stock.
•	As of February 28, 2010, none of our directors owned 1% or more of our outstanding Common Stock.
•	As of May 10, 2010, none of our directors owned 1% or more of our outstanding Preferred Stock.
•	As of February 28, 2010, our officers and directors owned, as a group, less than 1% of our outstanding Common Stock.
•	As of May 10, 2010, our directors and officers owned, as a group, less than 1% of our outstanding Preferred Stock.
How Proxies Will Be Voted
All proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes FOR the proposals. We know of no other matters to be presented at the Annual Meeting. However, if another proposal is properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.
How To Vote
If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record, you may authorize the persons named as proxies to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies may vote in person if able to attend the Annual Meeting.
Expenses and Solicitation of Proxies
The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Company. We may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of our shares. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by the Company’s representatives, Kayne Anderson, our transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by the Company, the costs associated with all proxy solicitation are expected to be approximately $5,000. The Company will not pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.
Dissenters’ or Appraisal Rights
Our stockholders have no dissenters’ or appraisal rights.
Revoking a Proxy
At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary of the Company at our offices located at 717 Texas Avenue, Suite 3100, Houston, TX 77002; (2) properly executing and sending a later-dated proxy; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum and Adjournment
The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for the purposes of the Annual Meeting. If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.
Required Vote
Proposal One. The holders of our Preferred Stock, voting as a single class, are being asked to vote for Mr. Shea as a Class III Director of the Company, and the holders of our Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Ms. Costin as a Class III Director of the Company. For the purposes of determining whether the majority of the votes entitled to be cast by the common and preferred stockholders voting together as a single class has elected a nominee, each common share and each preferred share is entitled to one vote. For purposes of the vote on the election of Ms. Costin and Mr. Shea as Class III Directors, abstentions, if any, will have the same effect as votes against the election of Ms. Costin and Mr. Shea, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.
Because brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of directors, it is anticipated that there will be few, if any, broker “non-votes” in connection with Proposal One. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.
Proposal Two. PricewaterhouseCoopers LLP will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast by the holders of Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For the purposes of determining whether the majority of the votes entitled to be cast by the common and preferred stockholders voting together as a single class has ratified PricewaterhouseCoopers LLP, each common share and each preferred share is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
Proposal Three. The approval of a proposal to authorize the Company to sell shares of its Common Stock at a net price less than the NAV per share, so long as the gross price (before underwriting fees and offering expenses) is above NAV per share, requires: (1) the affirmative vote of a majority of all common stockholders of record as of the Record Date and (2) the affirmative vote of a majority of the votes cast by the holders of Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For the purpose of determining whether a majority of the common stockholders of record approved this proposal, abstentions and broker non-votes, if any, will have the effect of a vote against Proposal Three. For the purpose of determining whether a majority of votes cast approved this proposal, abstentions and broker non-votes, if any, will have no effect on the outcome.
INVESTMENT ADVISER
KA Fund Advisors, LLC is our investment adviser. Its principal office is located at 717 Texas Avenue, Suite 3100, Houston, TX 77002.
ADMINISTRATOR
Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.
STOCKHOLDER PROPOSALS
Our current Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 717 Texas Avenue, Suite 3100, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (and in the case of the first annual meeting of stockholders), notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder nomination or proposal intended to be considered at the 2011 Annual Meeting must be received by the Secretary of the Company on or after December 21, 2010, and prior to 5:00 p.m. Central Time on January 20, 2011. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in our 2011 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, we must receive it not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by us on or before January 20, 2011 in order to be included in our proxy statement and proxy card for the 2011 Annual Meeting. All nominations and proposals must be in writing.

By Order of the Board of Directors

David J. Shladovsky
Secretary
May 13, 2010

APPENDIX A
PROXY
KAYNE ANDERSON MLP INVESTMENT COMPANY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE 2010 ANNUAL MEETING OF STOCKHOLDERS — JUNE 15, 2010
The undersigned stockholder of Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and James C. Baker, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2010 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 717 Texas Avenue, Suite 3100, Houston, TX 77002, on June 15, 2010, at 8:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.
The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼
KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES
— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date
(continued from reverse side)

PROXY
KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL MEETING PROXY CARD
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
BELOW AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.
1.	THE ELECTION OF TWO CLASS III DIRECTORS FOR TERMS OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

☐	FOR THE NOMINEE LISTED BELOW NOMINEE: ANNE K. COSTIN	☐	WITHHOLD FROM THE NOMINEE LISTED BELOW

☐	FOR THE NOMINEE LISTED BELOW NOMINEE: WILLIAM H. SHEA, JR.	☐	WITHHOLD FROM THE NOMINEE LISTED BELOW
2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
THE APPROVAL OF A PROPOSAL TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A NET PRICE LESS THAN THE NET ASSET VALUE PER SHARE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES AND OFFERING EXPENSES) BEING ABOVE THE NET ASSET VALUE PER SHARE.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy statement and the Company’s most recent Annual Report are available on the internet at www.kaynefunds.com/KynSECFilings.php